UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2010

AGR TOOLS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52043	98-0480810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Lido Circle, Suite C-1
Lakeway, TX 78724
(Address of principal executive offices)

936-539-5744
(Registrant’s telephone number, including area code)

_____________________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant

On June 28, 2010, we formally informed Saturna Group Chartered Accountants LLP (“Saturna Group”) of their dismissal as our independent accountant and engaged M&K CPAS, PLLC("M&K") as our new independent accountant. The decision to dismiss Saturna Group was a result of a change in our principal offices from Canada to Texas upon our acquisition of AGR Stone & Tools USA, Inc. and was approved by our Board of Directors, acting as the audit committee, on June 28, 2010.

During our fiscal year ended October 31, 2009, and through June 28, 2010, neither we nor anyone on our behalf consulted with M&K regarding any of the following:

(i)
either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and neither a written report nor oral advice was provided to us that M&K concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii)
any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The report of Saturna Group regarding our financial statements for the fiscal year ended October 31, 2009 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about our ability to continue as a going concern.

During the fiscal year ended October 31, 2009 and through June 28, 2010 there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Saturna Group on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Saturna Group, would have caused it to make reference thereto in connection with its report.

During the fiscal year ended October 31, 2009 and through June 28, 2010, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except that our Board of Directors discussed with Saturna the existence of material weaknesses in our internal control over financial reporting, as more fully described in our amended annual report on Form 10-K/A for the year ended October 31, 2009, filed on February 26, 2010 with the Securities and Exchange Commission (the "SEC").

We requested that Saturna Group furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated July 2, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01   Finanial Statements and Exhibits

Exhibit16.1	Letter from Saturna Group Chartered Accountants LLP to the Securities and Exchange Commission dated July 2, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2010	AGR TOOLS, INC.

	By:	/s/ Rock Rutherford
Rock Rutherford
President, Chief Executive Officer